                                                                  EXHIBIT 10.45



                     [DREYER'S GRAND ICE CREAM, INC. LOGO]



October 22, 2003


Nestle S.A.
55 Avenue Nestle
CH-1800 Vevey
Switzerland
Attn:  Philippe Blondiaux, Vice President and Group Treasurer

Re: Bridge Loan Facility for up to USD 400 million dated June 11, 2003 by and between Nestle S.A. (Nestle) and Dreyer's Grand Ice Cream Holdings, Inc. (Dreyer's)

Dear Mr. Blondiaux,

We agree to amend the referenced Bridge Loan Facility effective as of September 26, 2003 by replacing in its entirety the Term paragraph with the following:

Term: Twelve months. At the option of the Borrower, and upon not less than thirty (30) days' prior notice to the Lender, the Loan may be extended for additional periods not to exceed 12 months, provided however that the Loan may not be extended beyond December 31, 2005; and provided that, at the date of the extension request, the sum of Borrower's reported Stockholders Equity and Class A Callable Puttable Common Stock is not less than USD 2,000,000,000 (two billion US dollars).

All other terms and conditions of the Bridge Loan Facility are unchanged by this amendment and remain in full force and effect.

Please indicate your agreement by signing and returning to us the attached copy of the amendment.

                                                Agreed and Accepted:
DREYER'S GRAND ICE CREAM HOLDINGS, INC.         NESTLE S.A.



/s/ Alberto E. Romaneschi                       /s/ P. Blondiaux
Alberto E. Romaneschi,
Executive Vice President                        By:   P. Blondiaux
Chief Financial Officer                             ---------------------------
                                                Its:
                                                     --------------------------
                                                Date: 27.10.2003
                                                      -------------------------

                          510.652.8187 - 800.888.3442
                 5929 College Avenue, Oakland, California 94618
                                www.dreyers.com